Consolidated Statements of Operations (USD $)	3 Months Ended
	Mar. 31, 2014	Mar. 31, 2013
Revenues:
Oil and gas revenue	$ 785,824	$ 70,719
Other operating revenue - gain on sale of undeveloped oil and gas properties	1,236,200
Total revenues	2,022,024	70,719
Costs and expenses:
Lease operating expenses	113,700	3,143
Ad valorem and production taxes	32,139	1,876
Depreciation, depletion and amortization	239,643	21,216
Accretion of asset retirement obligation	630	100
General and administrative expenses	1,305,124	45
General and administrative expenses allocated from Arabella Petroleum Company, LLC		32,978
Total costs and expenses	1,691,236	59,358
Net income before taxes	330,788	11,361
Provision for income taxes	(112,468)
Net income	$ 218,320	$ 11,361
Net income per ordinary share:
Basic	$ 0.05	$ 0.00
Diluted	$ 0.03	$ 0.00
Weighted average ordinary shares outstanding:
Basic	4,829,826	3,125,000
Diluted	6,724,408	3,125,000